Other non-current assets	12 Months Ended
Dec. 31, 2022
Other Non-current Assets
Other non-current assets

10. Other non-current assets

Other non-current assets consist of the long-term portion of the VAT receivable and R&D tax credit, as follows:

	At	At
	December 31,	December 31,
	2022	2021
	(in Euros)
Value Added Tax (VAT)	€912,424	€641,215
Research and development tax credit	650,000	600,000
Other non-current assets	39,079	-
Total other non-current assets	€1,601,503	€1,241,215

Research and development tax credit increased due to the increase in the utilization rate as explained above (See Note 6. Prepaid expenses and other current assets).

In addition, other non-current assets - related party includes a security deposit of €3,350 paid to OSR - San Raffaele Hospital as security guarantee for the office lease contract. (See Note 13. Commitments and contingencies).